UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 13, 2013

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s Telephone Number, including Area Code)

(Registrant’s Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)           On February 13, 2013, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Waddell & Reed Financial, Inc. (the “Company”) adopted performance goals under the Company’s 2003 Executive Incentive Plan, as amended and restated (the “EIP”), for the Company’s 2013 fiscal year.  Pursuant to the EIP, eligible participants may receive incentive awards of cash and restricted stock upon the achievement of these goals.  The 2013 performance goals are attached hereto as Exhibit 10.1 and incorporated herein by reference.  The cash awards for each participant will be calculated as a designated percentage (ranging from 10% to 25%) of the aggregate cash award amount available for grant to all participants, which amount is equal to six percent of the Company’s 2013 adjusted operating income.  The restricted stock award for each participant will be calculated as a designated percentage (ranging from 10% to 25%) of the aggregate restricted stock award amount available for grant to all participants, the amount of which is based upon the attainment of a targeted 2013 adjusted return on equity.  The Committee, in its discretion, designates the Company’s executive officers that are eligible to receive incentive awards under the EIP, as well as sets the designated percentage of the incentive award each participant is entitled to earn upon achievement of the financial performance goals.  Under the terms of the EIP, the Committee has the right, in its discretion, to reduce or eliminate entirely the amount of any incentive award payable to any participant, but any such reduction may not increase the award of another participant.  For the 2013 fiscal year, the Committee designated the following named executive officers of the Company eligible for the following maximum percentages of the aggregate cash and restricted stock awards granted under the EIP:

Named Executive Officers	Maximum Percentage of Cash Awards	Maximum Percentage of Restricted Stock Awards

Henry J. Herrmann, Chief Executive Officer	25%	25%

Daniel P. Connealy, Senior Vice President and Chief Financial Officer	10%	10%

Michael L. Avery, President	25%	25%

Thomas W. Butch, Executive Vice President and Chief Marketing Officer	20%	20%

Philip J. Sanders, Senior Vice President and Chief Investment Officer	20%	20%

Item 9.01              FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

10.1	2013 Performance Goals established pursuant to the Waddell & Reed Financial, Inc. Executive Incentive Plan, as amended and restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: February 19, 2013	By:	/s/ Daniel P. Connealy
Daniel P. Connealy
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	2013 Performance Goals established pursuant to the Waddell & Reed Financial, Inc. 2003 Executive Incentive Plan, as amended and restated.